UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 23, 2015

CALGON CARBON CORPORATION
(Exact name of registrant as specified in its charter)
Delaware	1-10776	25-0530110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 GSK Drive, Moon Township, PA	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 787-6700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2015, Calgon Carbon Corporation (the “Company”) announced the creation of two new operating divisions and the promotion of two existing members of senior management into new senior leadership positions, all to be effective as of January 1, 2016.  This announcement follows the recently announced retirement of Executive Vice President and Chief Operating Officer, Robert P. O’Brien, which will be effective April 1, 2016.  Current Chief Financial Officer, Stevan R. Schott will become Executive Vice President of the newly formed Advanced Materials, Manufacturing, and Equipment (AMME) Division, and current Senior Vice President, James A. Coccagno will become Executive Vice President of the newly formed Core Carbon and Services (CCS) Division.  Both will report directly to Randall S. Dearth, our Chairman, Chief Executive Officer and President.

Robert M. Fortwangler, age 41, currently the Vice President of Finance since March 2013, will succeed Stevan R. Schott as the Chief Financial Officer. Mr. Fortwangler was Executive Director of Risk Management & Planning from October 2010 to March 2013, Director of Risk Management & Planning from January 2008 to October 2010, Assistant Treasurer from September 2006 to January 2008, Assistant Controller from October 2004 to September 2006, Manager of Planning, Product Costing & New Consumer Products from November 2002 to October 2004 and joined the Company’s finance group in April 2001 as the Senior Project Accountant and served as such until November 2002.  Mr. Fortwangler is a Certified Public Accountant and most recently led the Company’s SAP reimplementation project.

There is no “family relationship” as that term is defined in Item 401(d) of Regulation S-K (17 CFR 229.401(d)) between Mr. Fortwangler and any other director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer and neither Mr. Fortwangler nor any of his immediate family members has entered into any related party transactions with the Company since the beginning of the Company’s last fiscal year of the type required to be disclosed pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).

A copy of the Company’s Press Release with respect to the new senior leadership appointments and operating divisions is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (d)      Exhibits.  The following exhibit is being filed pursuant to Item 601 of Regulation S-K to this Form 8-K:

Exhibit No.	Description
99.1	Press Release dated October 23, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION
(Registrant)

Date: October 29, 2015	/s/ Randall S. Dearth
(Signature)
Randall S. Dearth
Chairman, Chief Executive Officer and President